UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 19, 2013

 Date of Report (Date of earliest event reported)

TRESORO MINING CORP.

 (Exact name of registrant as specified in its charter)

Nevada	000-52660	20-1769847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 - 666 Burrard Street, Vancouver, B.C.	V6C 2G3
(Address of principal executive offices)	(Zip Code)

(604) 681-3130
 Registrant's telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02  Unregistered Sales of Equity Securities.

Shares For Debt Private Placement

The Board of Directors of Tresoro Mining Corp., a corporation organized under the laws of the State of Nevada (the “Company”), pursuant to unanimous adoption of consent resolutions of the Board of Directors (the "Board of Directors Consent Resolutions") dated March 15, 2013 as effective March 20, 2013 (the "Effective Date"), approved and authorized the settlement of an aggregate $115,500 (the "Debt") in current indebtedness of the Company due and owing to eight certain lenders (the "Lenders"). The Company owed the $115,500 to the Lenders, associated with loan principal, accrued interest and/or services rendered. The Board of Directors authorized the settlement of the Debt to the eight Lenders by the issuance of an aggregate 23,100,000 shares of restricted common stock of the Company at $0.005 per share on the Effective Date. Two of the Lenders are directors and one is an officer/CFO of the Company; each were issued 3,000,000 shares in settlement of partial debts incurred for services rendered.

The settlement of the Debt was made to eight non-United States Creditors in reliance on Rule 903 of Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The securities issued in the settlement of the Debt have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. There were no finders' fees or commissions payable by the Company upon the successful completion of the settlement of the Debt.

Equity Private Placement

The Board of Directors of the Company, pursuant the Board of Directors Consent Resolutions approved and authorized the further issuance of 17,141,195 restricted common shares for aggregate gross cash proceeds received of $85,705.78 in common share equity private placements (the "Private Placement") from fourteen private placees (the "Private Placees"). The aggregate 17,141,195 shares of restricted common stock were issued to the fourteen Private Placees as of the Effective Date.

The issuances of restricted common shares were made to thirteen non-United States Private Placees in reliance on Rule 903 of Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and one United States Private Placee in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D. The securities issued in the Private Placement have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. There were no finders' fees or commissions payable by the Company upon the successful completion of the Private Placement.

As of the date of this Current Report, the total number of shares of common stock issued and outstanding is 64,715,129.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRESORO MINING CORP.

DATE: March 25, 2013	By:	/s/ William D. Thomas
William D. Thomas
CFO, Secretary, Treasurer and a director

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